Exhibit 99

Barclays Dryrock Issuance Trust January 2015

Disclaimer

Important Notice

The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation, an offer to sell or solicitation of any offer to buy any securities or financial instruments, or any advice or recommendation with respect to such securities or other financial instruments. It is solely for informational purposes and may not be reproduced or passed on to a third party.

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This presentation and the information contained herein are strictly confidential and remain the property of Barclays Bank PLC (Barclays). The information contained in this presentation has not been independently verified and no representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein. All such representations and warranties, express or implied, are excluded to the extent permitted by law. The information contained herein may be subject to updating, revision, verification and amendment and such information may change materially. Neither this presentation nor its contents may be distributed, published, reproduced, or disclosed, in whole or in part, to any other person nor relied upon by any other person without the prior written consent of Barclays.

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Forward-looking Statements

This document contains certain forward-looking statements within the meaning of Section 21E of the US Securities Exchange Act of 1934, as amended, and Section 27A of the US Securities Act of 1933, as amended, with respect to certain of the Barclays PLC's and its subsidiaries' (the Group) plans and its current goals and expectations relating to its future financial condition and performance. Barclays cautions readers that no forward-looking statement is a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements sometimes use words such as 'may', 'will', 'seek', 'continue', 'aim', 'anticipate', 'target', 'projected', 'expect', 'estimate', 'intend', 'plan', 'goal', 'believe', 'achieve' or other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding the Group's future financial position, income growth, assets, impairment charges and provisions, business strategy, capital, leverage and other regulatory ratios, payment of dividends (including dividend pay-out ratios), projected levels of growth in the banking and financial markets, projected costs, original and revised commitments and targets in connection with the Transform Programme or any other strategic programme. , deleveraging actions, estimates of capital expenditures and plans and objectives for future operations and other statements that are not historical fact. By their nature, forward-looking statements involve risk and uncertainty because they relate to future events and circumstances. These may be affected by changes in legislation, the development of standards and interpretations under International Financial Reporting Standards (IFRS), evolving practices with regard to the interpretation and application of accounting and regulatory standards, the outcome of current and future legal proceedings and regulatory investigations, future levels of conduct provisions, the policies and actions of governmental and regulatory authorities, geopolitical risks and the impact of competition. In addition, factors including (but not limited to) the following may have an effect: capital, leverage and other regulatory rules (including with regard to the future structure of the Group) applicable to past, current and future periods; UK, US, Africa, Eurozone and global macroeconomic and business conditions; the effects of continued volatility in credit markets; market related risks such as changes in interest rates and foreign exchange rates; effects of changes in valuation of credit market exposures; changes in valuation of issued securities; volatility in capital markets; changes in credit ratings of the Group; the potential for one or more countries exiting the Eurozone; the implementation of the Transform Programme; and the success of future acquisitions, disposals and other strategic transactions. A number of these influences and factors are beyond the Group's control. As a result, the Group's actual future results, dividend payments, and capital and leverage ratios may differ materially from the plans, goals, and expectations set forth in the Group's forward-looking statements. Additional risks and factors are identified in our filings with the U.S. Securities and Exchange Commission (the SEC) including in our Annual Report on Form 20-F for the fiscal year ended December 31, 2013, which is available on the SEC's website at http://www.sec.gov.

Any forward-looking statements made herein speak only as of the date they are made and it should not be assumed that they have been revised or updated in the light of new information or future events. Except as required by the Prudential Regulation Authority, the Financial Conduct Authority, the London Stock Exchange plc (the LSE) or applicable law, Barclays expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Barclays' expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The reader should, however, consult any additional disclosures that Barclays has made or may make in documents it has published or may publish via the Regulatory News Service of the LSE and/or has filed or may file with the SEC.

2 | January 2015

BARCLAYS

Table of Contents • Barclays Overview 4 • Barclays Bank Delaware (“BBDE”) Overview 12 • Barclaycard US Credit Risk Overview 19 • Barclaycard US Operations Overview 24 • Barclays Dryrock Issuance Trust Overview 30 3 | January 2015

Barclays Overview 4 | January 2015

Reorganising to a simpler, focused and balanced structure 1 Includes Head Office as part of Core, representing £7.5bn RWAs and £106m profit before tax | Barclaycard PBT £1,126m RoE 18.5% RWAs £ 38.6bn Personal & Corporate Banking PBT £2,257m RoE 12.5% RWAs £120.0bn Africa Banking PBT £756m RoE 9.6% RWAs £ 37.9bn Investment Bank PBT £ 1,342m RoE 4.9% RWAs £ 127.9bn Barclays Group – Q3 2014 (YTD) Q3 2014 YTD adjusted results 1 Income £18.7bn Return on average equity ( RoE ) 10.5% Impairment (£1.4bn) Return on tangible equity ( RoTE ) 12.8% Operating expenses (£11.7bn) Risk weighted assets ( RWA) £332bn Profit before tax £5.6bn Average allocated equity £41bn Barclays Non - Core (BNC) LBT £648m RoE drag 4.2% RWAs £ 81bn Source: Barclays 5 | January 2015

Broad contribution by diverse businesses Source: Barclays Nine months ended – September (£m) Income Profit Before Tax 2013 2014 2013 2014 Personal and Corporate Banking 6,557 6,597 1,907 2,257 Barclaycard 3,069 3,247 927 1,126 Africa Banking 3,059 2,701 846 756 Investment Bank 6,814 5,922 2,156 1,342 Head Office (85) 215 (154) 106 Total Core 19,414 18,682 5,682 5,587 Barclays Non - Core 1,843 1,028 (965) (648) Group 21,257 19,710 4,717 4,939 6 | January 2015

Source: Barclays Strengthening key financial metrics As at: Jun - 14 Sep - 14 Capital / Leverage Fully - loaded CET1 ratio 1 9.9% 10.2% BCBS leverage ratio 2 3.4% 3.5% Liquidity Liquidity coverage ratio 3 107% 115% Liquidity pool £134bn £146bn Funding Loan to deposit ratio 4 92% 90% Wholesale funding 5 £179bn £178bn Credit risk Loan loss rate 45bps 43bps Highlights • LCR was above 100% requirement with a surplus of £ 20 bn • Liquidity pool increased to £ 1 46 bn , comprising 8 5 % cash and deposits with central banks and high quality government bonds • Funding profile remained conservative with Loan to Deposit Ratio of 90% in retail and corporate businesses • Wholesale funding outstanding was £ 1 78 bn , of which £ 8 5 bn matures in < 1year • Loan loss rate improved to 4 3 bps , reflecting lower impairments in most businesses 1 Based on our interpretation of the final CRD IV text and latest EBA technical standards. | 2 Estimates based on current understanding of the BCBS 27i0 standards and the requirements contained in the European Commission de legated act | 3 Based on CRD IV rules, as implemented by the EBA | 4 LDR calculated for PCB, Africa Banking, Barclaycard and Non - Core Retail | 5 Excludes repurchase agreements | 7 | January 2015

Barclays credit ratings remain strong and in line with peers

	As at 30 September 2014	
	Barclays PLC	Barclays Bank PLC
Standard & Poor's		
Long Term	A- (Negative)	A (Negative)
Short Term	A-2	A-1
Stand-Alone Credit Profile (SACP)	n/a	bbb+
Moody's		
Long Term	A3 (Negative)	A2 (Negative)
Short Term	P-2	P-1
Bank Financial Strength (BFS)	n/a	C- (Stable)
Fitch		
Long Term	A (Stable)	A (Stable)
Short Term	F1	F1
Viability Rating	a	a
DBRS		
Long Term	n/a	AA low (Stable)
Short Term	n/a	R-1 middle (Stable)

Source: Barclays

Key Messages

- Current ratings reflect Barclays' "strong franchise", "diverse revenue streams", "good asset quality relative to peers", "historically less volatile earnings than peers" and "sound financial profile"
- 8 May, 2014 strategy update viewed as rating positive, albeit that execution risk balances long term benefits to ratings currently
- Negative outlooks from S&P and Moody's reflect the expected removal of sovereign support notches for all UK banks. How many notches and over what period of time is currently unclear
- On a standalone basis Barclays S&P (SACP) and Moody's (BFS) outlooks are stable

8 | January 2015

BARCLAYS

A focused international bank delivering improved, sustainable returns and growth Playing to our existing strengths • Grow our large, successful retail and corporate franchises • Leverage dual home markets in US and UK • Grow presence in Equities, Banking, Credit and certain Macro products less impacted by regulation and with scale advantage • #1 in UK credit card receivables 1 • Achieved record 10% stock share of UK mortgages with strong returns • #1 in UK IPOs 2 Focusing on high growth businesses • Reallocate capital towards traditional banking activities and growth businesses • Achieve above average growth outside the UK, particularly in the US ( cards, investment banking), and across Africa • US card receivables increased >10x since 2004 • One of the largest banks in Africa by assets and profit • Top 5 for global M&A announced and completed deals in 2013 2 • Re - align certain assets and businesses for exit or run - off • Discontinue certain FICC businesses impacted by new regulation • Manage down the non - core portfolio while preserving capital Eliminating marginal or declining businesses • Reduced Exit Quadrant RWAs by 37% in 2013 • Commodities business refocused to match the new environment Relentlessly focusing on costs • Resize the IB within the Group for through the cycle returns >12% • Maintain positioning for economic recovery in the UK and other key markets • Complete significant, structural cost reductions across the Group • Q1 2014 delivered lowest quarterly operating expenses since 2009 excluding CTA • Widespread deployment of mobile banking as alternative, lower cost channel …building on our track record 1 Source: Nilson | 2 Source: Dealogic | Source: Barclays 9 | January 2015

Barclays secured funding

Highlights

- Secured term funding is backed by prime assets, including residential mortgages, credit cards and corporate loans, with a focus on highly rated term issuance
- A key goal is to maximise diversification across currency/ geography, investors, and product types to meet the funding needs of Barclays' global businesses
- 2014 issuance includes:
    - c.£8.4bn equivalent of public benchmark senior unsecured issuance across 8 senior deals, accessing the USD, EUR, AUD and JPY markets
    - $2.0bn/£1.3bn of US credit card backed securities, as well as £0.75bn UK credit card backed securities
    - £1.5bn of UK Covered Bonds
    - Additional £6bn raised through participation in the Funding for Lending Scheme, taking the total net amount raised to £12bn



Public secured funding platforms
UK Mortgages
UK/US Cards
UK Covered Bonds
Gracechurch RMBS
Gracechurch Cards (UK Cards)
Dryrock (US Cards)
144a/Reg S
144a/Reg S
144a/Reg S
SEC
/£/$/CHF
/£/$
/£/$
$

Additional information on secured funding, including monthly reports, available on Barclays.com

2005-2014 Public secured term funding issuance – GBP (equiv) bn (YTD 2014)



2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
4.5
3.5
6.0
6.0
1.8
3.7
0.3
2.4
5.0
3.0
6.0
0.6
0.3
5.6
1.8
0.3
6.0
1.3
1.5
0.8
FLS
US Cards
RMBS
Covered bond
UK Cards

Source: Barclays

10 | January 2015

Barclaycard overview


BARCLAYCARD
BARCLAYCARD

- Barclaycard is the brand name used for Barclays credit card operations
- Established in 1966, it was the first issuer of credit cards in the UK; today its principal markets in the UK and US
  - Barclaycard UK – traditionally the largest issuer of credit cards in the UK, with a strong emphasis on the premium end of the market
  - Barclaycard US – formerly operating under the brand name Juniper Bank, in 2004 Barclaycard US was purchased by Barclays from CIBC. With a strong focus on co-branded credit cards, it is one of the fastest growing credit card franchises in the US
- Barclaycard Q3 2014 YTD adjusted profit before tax of £1,126m (20% of overall Barclays PLC minus Barclays non-core bank) and adjusted return on equity of 18.5% (compared with Barclays PLC's adjusted return on equity of 10.5%)

Barclaycard Balance Sheet as at 30 June 2014


Other
17%
US Cards
32%
UK Cards
51%

Source: Barclays

- Barclaycard differentiates itself from its peers by:
  - Being part of the Barclays Bank Plc group, one of the world's largest financial institutions with over 300 years of experience
  - Superior credit risk management driven by the use of high degree of analytics, decision science and overall risk minimization
  - Technological innovation
  - Customer and client relationships
- On May 8th 2014, CEO Antony Jenkins announced a Strategy Update for the Barclays Group. Barclaycard has the highest ROE in the Group, and was identified as a critical component and engine for Group growth and investment
  - BBDE represents 32% of Barclaycard loans and is the fastest growing business in Barclaycard

11 | January 2015
BARCLAYS

Barclays Bank Delaware (“BBDE”) Overview 12 | January 2015

Wilmington, DE Henderson, NV Barclays Bank Delaware Overview: 9 th Largest Credit Card Issuer in U.S. Fastest - growing of the top - 10 4 th largest U.S. co - branded card issuer 4 th ranked bankcard issuer in J.D. Power card satisfaction study (improvement 4 years in a row) 3 rd ranked credit card issuer in Forrester Customer Experience Index Seasoned management with over 200+ years of combined financial services industry experience Strategic focus on Strong Partnership ( co - branded cards) and Loyalty Program (“Rewards”) approach Product - led Open - Market strategy (Barclays - branded cards), focusing primarily on rewards and travel segments Expansion into strategic adjacencies Strong control and conduct environment Newark, DE Sustainable profitable growth with rigorous expense management 13 | January 2015

Barclays Bank Delaware: b rief history 10 th year as part of the Barclays Group Highlights BBDE was founded as Juniper Bank in 2000 and acquired by Barclays on Dec 1, 2004 Fastest growing top 10 US card issuer - 9 th largest issuer - with ~$19.4b in assets (as of July’14), forecast to be $21b by YE 2014 and 34 partnerships Growth strategy via: • P artnerships with leading brands • G rowing the Barclays brand in the US through the open market • Delivering best - in - class experience for our customers • Operating in control • M aking a difference in our communities Ending Loans $ 0.2b $1.4b $21b (F) 1 st partner The Education Center Juniper issued first credit card Acquired $100m Midwest airline portfolio US Airways Juniper re - branded Barclaycard US L.L.Bean & Wilton, Maine Launched Open Market business $1.8b US Air portfolio acquisition NFL, the most popular sports brand in the US Juniper Bank Founded Upromise, with existing portfolio Barclaycard Ring Barclaycard Arrival Deal to issue American Aadvantage miles Apple $10b in O/S Loans Juniper acquired by Barclays 10 th largest US Issuer Hawaiian Airlines 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 14 | January 2015 NV site launched

Even as the fastest-growing issuer in the Top 10, there is still considerable upside

U.S. Consumer Bank Card Market is ~$867b*, of which BCUS has ~2.0% market share

** Based on ANR, excluding commercial outstandings, as of June 2014*



Co-Brand
$171b
PLCC
$75b
Open Market
$621b

- Open Market Outstandings are ~71% of the total, of which BCUS has a <1% share
- Co-Brand Outstandings are ~20% of the total, of which BCUS has an ~8% share
- Private Label Outstandings are ~9% of the total

Top U.S. General Purpose Credit Card Issuers Midyear 2014

Issuer	Rank	Outstandings (Bil.)	Chg.
JPMorgan Chase	1	$125.12	1.5%
Bank of America	2	$97.89	–0.8%
American Express	3	$92.60	4.4%
Citibank	4	$83.43	–1.1%
Capital One	5	$66.67	2.9%
Discover	6	$52.74	5.9%
Wells Fargo	7	$31.79	7.9%
U.S. Bank	8	$25.14	7.3%
Barclays	9	$18.81	34.5%
USAA	10	$16.75	6.8%

Source: THE NILSON REPORT

Excludes Private Label
Includes Commercial

15 | January 2015

BARCLAYS

Growing our Core Business Through Strategic Partnerships with Best - in - Class Companies Portfolio Diversification Not fully reliant on any one segment Airline 32% $6.2B Retail 19% $3.8B T&E 16% $3.1B FI & Affinity 10% $1.9B Open Market 23% $4.5B Oct 2014 16 | January 2015

2014 Successes • Record ending balances • Record dollar growth • Industry leading growth rate • Highest new accounts in 6 years • Record number of customers • Strong PBT including incremental investment in growth Barclays Bank Delaware had a record year in 2014 with significant successes in three key performance categories 17 | January 2015 Profitability & profit growth Winning & launching new partnership programs Renewing existing partnership programs • Won and launched Hawaiian Airlines, including existing portfolio purchase • Launched Diamond Resorts • Won another major airline program • Purchased remaining USAir Portfolio from BoA • Launched ‘combo’ rewards/sales finance product with Apple • Renewed 8 of 11 programs • 1 terminated, 2 lost at returns below target • Renewals include: • Apple • Barnes & Noble • Lufthansa • NFL • Priceline • Travelocity • Wyndham

In 2015, Barclaycard US aims to achieve the following strategic priorities • Successfully execute US Airways portfolio rebrand to American AAdvantage program • Sustainable growth in newly renewed partnerships • Execute proactive renewal strategy to retain key partnerships in a profitable manner Retain & Grow Partnership Assets Win and Launch New Partnerships • Objective is to continue to win new deals • Successfully convert currently acquired portfolios • Launch and convert new cobrand airline partner Enhanced Focus on Customer Experience • Execute Customer Value Proposition refreshes and industry standard EMV updates for designated partners • Effectively execute Customer Care migration to new on - shore and off - shore sites • Actively participate in planning & execution of migration to new rewards platform Continued Focus on Operating in Control • Execute risk and control action plans covering Data Security, Face - to - Face Marketing and Rewards • Continue to refine framework and engagement model with Business Unit Control Office to enhance controls over Partnership Business Long - term Expansion into Strategic Adjacencies • Follow - on products: seek synergies with new adjacencies • Ensure robust control environment for Business Card and develop framework for the go - forward portfolio strategy 18 | January 2015

Barclaycard US Credit Risk Overview 19 | January 2015

Barclaycard US credit risk office



Robert LeBlanc
Chief Risk Officer
Barclays
Val Sorrano-Keating
CEO
Barclaycard
Yasmine Anavi
Chief Risk Officer
Barclaycard
Amer Sajed
CEO
BarclaycardUS
Mike Mayer
Chief Risk Officer
Barclaycard US /
Barclays Bank Delaware
Partnership Acquisitions
"Open Market" Acquisitions
Existing Customer Management
High Risk Account Management
Fraud Strategies
Collections Strategies
Risk Change Management
Risk Systems
Decision Science
Governance and Control
Portfolio Risk Analysis
Impairment and Capital Management

20 | January 2015

BARCLAYS

Barclaycard US risk management approach 21 | January 2015 Maintain a portfolio risk - reward profile that generates strong financial results and is resilient to economic stress Analytical, fact - based decision making • Internally developed custom risk models and credit strategies based upon observed consumer behavior • Extensive use of test & control scenarios to understand value - add of strategies • M acro economic trends into incorporated into loss forecast Strong finance orientation • Marketing and underwriting decisions are made based upon projected financial outcome . • Judgmental review complements automated strategies where appropriate • Credit Risk Management Committee includes representation from business and functions. Highly Controlled • Continuous monitoring at vintage, product, segment, and individual account - level • Exhaustive reporting • 3 internal “lines of defense” • Supervision by multiple regulators • Risk systems managed and monitored within Risk organization

Multiple inputs d rive r isk m anagement p rocesses Risk Mgmt Decisions Credit Bureau Applicant Supplied Partner Relationship Existing Accounts Custom Models 200+ bureau variables are available for risk decisions in addition to a dynamic ability to create custom - derived variables Applicant data can be combined with partner - supplied data to identify highly engaged, lower risk, profitable customers Employ powerful custom models across the risk life - cycle to generate more effective risk segmentation schemes Full cardholder relationship data is available at all stages of the risk process, enabling customer - level management decisions where appropriate 22 | January 2015

Performance of US credit card portfolio has materially improved since 2011, and compares favorably with industry Industry Reported NCL Rates Pre - Recession Rank ( Q1’07) Peak Recession Rank Current Rank ( Q3’14) Date of Peak Barclays 1 3 3 1Q10 U.S. Bancorp 2 1 9 2Q10 Citi 3 6 8 2Q10 AMEX 4 4 1 2Q09 Capital One 5 5 6 1Q10 Discover 6 2 2 1Q10 Chase 7 8 4 1Q10 Wells Fargo 8 7 7 2Q09 Bank of America 9 9 5 3Q09 Principles of Credit Risk Management 1. Maintain profitable portfolio risk profile that can absorb long term economic stress 2. Establish and monitor risk appetite via Mandate & Scale to ensure that risk remains within acceptable ranges 3. Require risk resiliency for marginal decisions so that all investment decisions are sound under stress 23 | January 2015 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $ - $10 $20 $30 $40 $50 $60 $70 Millions NCL $ NCL $ % Delinquency 2+$%

Barclaycard US Operations Overview 24 | January 2015

Customer Service Network

Preferred partner routing and resolution servicing in our domestic sites
Providing high value customer interactions while maintaining optimal expenses



Barclaycard US Henderson, NV	Barclaycard US Newark/Wilmington, DE	Barclaycard US Wilton, ME	Firstsource Colorado Springs, CO	FirstSource Alabang, Philippines	Teleperformance Manila, Philippines	Expert Global Solutions (EGS) Manila, Philippines

Source: Barclays

25 | January 2015

BARCLAYS

Collections Overview

- Barclaycard US has a seasoned collections leadership team averaging 16 years experience in the credit card industry including, on average, 7 years with Barclaycard
- The global collections network centrally managed by Barclaycard US is flexible and leverages off-shore operations for initial delinquency buckets (1 & 2) and tenured in-house and on-shore operations for the rest of the delinquency buckets
  - Highly skilled collectors work appropriate inventory segments
  - Investments in next generation technology have been made to support operations and allow for rapid scalability capable of meeting portfolio stress
  - Optimize performance with a focus on best cost through global sourcing in appropriate segments
  - Use of advanced analytics to perform customer segmentation with detailed dashboards and scorecards to drive collector performance as well as continuous benchmarking to understand industry trends
- Overall approach to collections
  - Champion/challenger processes built throughout the collections network with two supplier agencies offshore and an in-house operation; specialized agencies for skip tracing, deceased and cease & desist accounts
  - Network is centrally managed from Delaware through the dialer operations team as all agents work shared inventory using the same desktop
  - In-house operation infrastructure in place comprising nearly 55% of the agents with site manager and team managers in place; quality & training housed centrally but work with entire network – both internal and external agents
  - Highly coordinated customer contact strategy utilizes industry leading risk based segmentation/modeling across multiple channels to minimize losses and optimize operating expenses
  - Offer management includes numerous self serve options – outbound VRU, IVR, email, direct mail, SMS text messages, and a dedicated collections website
- A solid control environment throughout its collections operations via automation, appropriate governance and controls, process maps and full compliance with all applicable rules and regulations

26 | January 2015

BARCLAYS

Collections Network Effective utilization of internal and agency resources to drive performance, while managing expense Specialized agencies used in the network to increase collection efforts on hard to locate customers Barclaycard US Newark, DE Barclaycard US Henderson, NV Capital Mgt Services Buffalo, NY West Manila, Philippines EGS Manila, Philippines Source: Barclays 27 | January 2015

Charge - off Policy and Fraud Management  Detailed segmentation of fraud strategies provides the ability to tailor criteria to specific partners and programs  In - house fraud application model reduces referral rates and speeds application process  Supplemental tools from third parties enhance the customer experience without increased risk  Balance protection against fraudulent transactions with impacts to customers at the point - of - sale  Mix of system - driven transaction blocks for high - risk populations with detailed judgmental post - transaction review of lower risk accounts  Strategies are monitored and re - evaluated constantly to ensure optimal performance  Possession and Activity Verification (PAV) tool allows for more efficient review and clearance of potential fraud transactions  Automated system contacts customer over the phone and through e - mail when suspicious transactions are identified  Customers can self - service through the web or the IVR, or they can choose to speak directly to a rep to clear the fraud hold Success Drivers Strategy Management Customer Tools Fraud Management Charge - Off Type Policy Definition Contractual 2 nd to last business day of the month in which the account is 180 days past due Bankruptcy The 60 th day after confirmation of bankruptcy, or the month in which the account is 180 days past due, whichever is sooner Deceased The 30 th day after notification of death, or the month in which the account is 180 days past due, whichever is sooner Settlement The next billing cycle following the completion of a settlement agreement, where customer pays a reduced amount to be considered paid - in - full 28 | January 2015

Recoveries Overview  Barclaycard US recovery operations manages 5 - 10 recovery agencies spread across the US  Agency placements are comprised of five “markets” based on months since charge offs designed to maximize liquidation within a 24 month time - frame – Suppliers service charged - off debt throughout the recovery market duration based on their skill - sets with recall strategies/progression to the next market if payment arrangements are not secured  Legal placements are done for a percentage of eligible accounts based on state specific criteria to pursue legal course  Specialized placements utilize agencies that focus on deceased, cease & desist and skip collections  Debt sales include selling all bankrupt accounts through forward flow contract negotiated annually  Supplier management – internal supplier managers are responsible for day to day agency management to ensure key performance indicators are met (liquidation, unique payer rates, allowable settlement aggregate and account to collector rations) as well as full compliance of federal and state regulations, internal Barclays policies, and appropriate customer experience protections  Independent quarterly compliance audits conducted to ensure adherence to state and federal collections regulations Diversified recovery strategy includes mixture of account placements with industry leading collection agencies designed to maximize post charge - off payments and proceeds, while maintaining a controlled and compliant 3 rd party agency oversight model 29 | January 2015

Barclays Dryrock Issuance Trust Overview 30 | January 2015

Dryrock Issuance Platform  Barclays Bank Delaware is a Delaware state chartered bank regulated by the FDIC, the State of Delaware and the CFPB and is a wholly owned by Barclays Delaware Holdings LLC, a bank holding company incorporated under the laws of Delaware, subject to supervision by the Board of Governors of the Federal Reserve and a wholly owned subsidiary of Barclays Bank PLC  BBDE originates and services credit card receivables, either directly to cardholders or to cardholders in connection with agreements with partners that endorse its products  Barclays Dryrock Funding LLC is a bankruptcy remote vehicle that has been established in the State of Delaware for the purpose of purchasing credit card receivables from BBDE and transferring security interest in these receivables to Barclays Dryrock Issuance Trust  Barclays Dryrock Issuance Trust is a Delaware statutory trust that has been established as the issuing entity for notes issued to the investors  Cash flows generated from the receivables of the trust are used to pay interest and principal to noteholders  The Dryrock funding platform is an SEC registered platform compliant with Regulation AB and the FDIC Safe Harbor Rule  The program has been specifically established to support local BBDE self - funding requirements  Issuance from the Dryrock issuance platform in the US will be managed on a programmatic basis with an anticipated 3 - 4 issuances per year Credit Card Receivables Credit Card Receivables Barclays Bank Delaware (Seller) (SPV) Receivables Purchase Agreement LLC Agreement Servicing Agreement Indenture Trust Agreement Indenture Supplement Underwriting Agreement Barclays Bank Delaware (Sponsor, Originator and Seller) Barclays Dryrock Funding LLC (Transferor) Investors Notes Barclays Dryrock Issuance Trust (Issuing Entity) Transfer Agreement 31 | January 2015

Transaction Structure  Each series was structured to have two classes of notes – Class A to be rated AAA – Unrated class subordinated to the AAA class, has been retained  Both classes benefit from excess spread generated by the trust  6% minimum transferor interest  A 12 - month controlled accumulation period that could be shortened  Amortization triggers consistent with industry standards  Events of default consistent with industry standards AAA Rated Notes: Subordination: Issued Notes Unrated/Retained Subordinate Note Issuer Amount of AAA Credit Enhancement Through Subordination Bank of America 31.75% Discover 24.50% GE 23.75% Barclays Dryrock 21.00%* Citibank Issuance Trust 18.50% American Express 17.50% Capital One 17.00% Chase 14.00% Source: Barclays * Per S&P and Fitch 32 | January 2015

Approved Portfolio  A set of co - branded and non co - branded portfolios have been identified for the purposes of securitization as agreed with the rat ing agencies (“Approved Portfolio”)  These portfolios were selected based on their size, historical performance and strength of the partner relationships  Accounts will be selected from the Approved Portfolios to make up the Trust Portfolio  Following is a list of the Approved Portfolios currently in the Trust Portfolio Approved Portfolio Type of Partnership LL Bean Retail Apple Retail Carnival Cruise Lines Travel&Entertainment US Airways Airlines Republic Airways/Frontier Airlines Airlines Non Co-Branded NA Upromise Affinity BlackCard Affinity Priceline.com Travel&Entertainment BlueGreen Travel&Entertainment Barnes & Noble Retail RCI Travel&Entertainment Ameriprise Financial Services Financial Travel Rewards/Wyndham Hotels Travel&Entertainment Choice Hotels International Travel&Entertainment Princess Cruise Line Travel&Entertainment Miles & More/Lufthansa Airlines NFL Properties Affinity Travelocity.com Travel&Entertainment 33 | January 2015

Trust Portfolio Mix and Asset Additions

- On a periodic basis, asset additions will be performed whereby accounts will be selected from the Approved Portfolio and assigned to the Trust Portfolio
- The mix of different portfolios in the Trust Portfolio during asset additions will be managed in such a manner that the resulting Trust performance is not materially altered post addition
  - Non co-branded portfolio is limited to 10% of each asset addition by the rating agencies in the Trust documents
- Additionally, in order to manage the buy-back risk of certain co-branded portfolios at the time of termination of co-branded agreements, each Approved Portfolio's concentration will be actively managed during the asset addition process such that a loss of one or more such portfolios can be replaced by remaining available portfolios without materially altering the performance of the trust
- While Barclays has performed scenario analysis to support the above, the asset addition process is also overseen by the rating agencies by virtue of the limits that exist in the Trust documents with respect to asset additions:
  - Limit of non co-branded portfolio identified above
  - Maximum addition limit of lesser of 7.5% of the principal receivables at the beginning of any 3-month period or 15% of the principal receivables at the beginning of the calendar year unless the rating agency condition is satisfied
  - Maximum addition limit of lesser of 7.5% of the total number of accounts at the beginning of any 3-month period or 15% of the total number of accounts at the beginning of the calendar year unless the rating agency condition is satisfied
- More co-branded portfolios could be added to the Approved Portfolio in the future but only upon satisfaction of the rating agency condition

34 | January 2015

BARCLAYS

Dryrock Transaction Performance Source: Barclays 35 | January 2015 Series Name DROCK 2012-2 DROCK 2013-1 DROCK 2014-1 DROCK 2014-2 DROCK 2014-3 Size (including Class B) $400MM $690MM $897MM $862MM $915MM Maturity Date 10/15/15 9/15/15 2/15/17 5/15/17 9/16/19 Gross Yield 17.16% 17.16% 17.16% 17.16% 17.16% Less: Gross Charge-offs 2.99% 2.99% 2.99% 2.99% 2.99% Portfolio Yield 14.17% 14.17% 14.17% 14.17% 14.17% Less Coupon 0.48% 0.33% 0.35% 0.33% 1.98% Less: Servicing Fee 2% 2% 2% 2% 2% Excess Spread Nov-14 11.69% 11.83% 11.82% 11.83% 10.19% Oct-14 13.44% 13.54% 13.52% 13.54% 10.94% Sep-14 13.68% 13.82% 13.80% 13.82%n/a 3-mo Average Excess Spread 12.94% 13.06% 13.05% 13.06% 10.57% Delinquency 31 to 60 days 0.62% 0.62% 0.62% 0.62% 0.62% 61 to 90 days 0.46% 0.46% 0.46% 0.46% 0.46% 91+ days 0.96% 0.96% 0.96% 0.96% 0.96% 31+ days 2.04% 2.04% 2.04% 2.04% 2.04% Total Payment Rate 23.67% 23.67% 23.67% 23.67% 23.67% Dryrock Issuance Trust Nov-14

Competitor Performance Comparison 1 Payment rate for CHAIT and COMET represents principal payment rate whereas it represents total payment rate for other issuers including DROCK 2 CCCIT doesn’t report 30+ days delinquency, but instead, reports 35+ days delinquency 3 CHAIT, COMET, CCCIT and DCENT charge - off rate is net charge - off rate and not gross charge - off rate Source for securitization trusts: SEC filings, Bloomberg and Moody’s Payment Rate Gross Yield Gross Charge Off Rate 3 30+ DQ Rate 2 36 | January 2015 Gross Charge Off Rate 3 30+ DQ Rate 2 0% 10% 20% 30% 40% 50% Mar - 13 Apr - 13 May - 13 Jun - 13 Jul - 13 Aug - 13 Sep - 13 Oct - 13 Nov - 13 Dec - 13 Jan - 14 Feb - 14 Mar - 14 Apr - 14 May - 14 Jun - 14 Jul - 14 Aug - 14 Sep - 14 Oct - 14 Nov - 14 Dec - 14 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 0% 5% 10% 15% 20% 25% 30% Dec - 12 Jan - 13 Feb - 13 Mar - 13 Apr - 13 May - 13 Jun - 13 Jul - 13 Aug - 13 Sep - 13 Oct - 13 Nov - 13 Dec - 13 Jan - 14 Feb - 14 Mar - 14 Apr - 14 May - 14 Jun - 14 Jul - 14 Aug - 14 Sep - 14 Oct - 14 Nov - 14 Dec - 14 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 0% 1% 2% 3% 4% 5% 6% Aug - 12 Sep - 12 Oct - 12 Nov - 12 Dec - 12 Jan - 13 Feb - 13 Mar - 13 Apr - 13 May - 13 Jun - 13 Jul - 13 Aug - 13 Sep - 13 Oct - 13 Nov - 13 Dec - 13 Jan - 14 Feb - 14 Mar - 14 Apr - 14 May - 14 Jun - 14 Jul - 14 Aug - 14 Sep - 14 Oct - 14 Nov - 14 Dec - 14 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT 0% 2% 4% 6% 8% Aug - 12 Sep - 12 Oct - 12 Nov - 12 Dec - 12 Jan - 13 Feb - 13 Mar - 13 Apr - 13 May - 13 Jun - 13 Jul - 13 Aug - 13 Sep - 13 Oct - 13 Nov - 13 Dec - 13 Jan - 14 Feb - 14 Mar - 14 Apr - 14 May - 14 Jun - 14 Jul - 14 Aug - 14 Sep - 14 Oct - 14 Nov - 14 Dec - 14 DROCK AMXCA CHAIT CCCIT DCENT COMET BACCT

Barclays Dryrock Issuance Trust Characteristics

Composition by Account Balance

Account Balance Range	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Credit Balance	39,673	1.27%	-$5,560,051	-0.08%
Zero Balance	685,500	22.02%	$0	0.00%
More than $0 and less than or equal to $1,500.00	1,194,326	38.36%	$700,954,028	10.06%
$1,500.01 - $5,000.00	787,748	25.30%	$2,218,833,243	31.84%
$5,000.01 - $10,000.00	268,364	8.62%	$1,879,367,739	26.97%
$10,000.01 - $15,000.00	80,431	2.58%	$974,299,924	13.98%
$15,000.01 - $20,000.00	32,769	1.05%	$563,263,661	8.08%
Over $20,000.00	24,595	0.79%	$638,477,601	9.16%
Total	**3,113,406**	**100.00%**	**$6,969,636,145**	**100.00%**

Composition by Credit Limit

Credit Limit Range	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Less than or equal to $1,500.00	331,329	10.64%	$186,355,719	2.67%
$1,500.01 - $5,000.00	935,715	30.05%	$1,206,182,048	17.31%
$5,000.01 - $10,000.00	755,215	24.26%	$1,565,991,260	22.47%
$10,000.01 - $15,000.00	478,192	15.36%	$1,265,445,726	18.16%
$15,000.01 - $20,000.00	287,181	9.22%	$1,014,544,350	14.56%
Over $20,000.00	325,774	10.46%	$1,731,117,043	24.84%
Total	**3,113,406**	**100.00%**	**$6,969,636,145**	**100.00%**

Composition by Account Age

Account Age	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Not More than 6 Months	146,105	4.69%	$240,203,857	3.45%
Over 6 Months to 12 Months	177,545	5.70%	$313,712,509	4.50%
Over 12 Months to 24 Months	439,860	14.13%	$730,153,477	10.48%
Over 24 Months to 36 Months	498,002	16.00%	$937,017,337	13.44%
Over 36 Months to 48 Months	321,575	10.33%	$717,364,756	10.29%
Over 48 Months to 60 Months	214,440	6.89%	$501,400,468	7.19%
Over 60 Months	1,315,879	42.26%	$3,529,783,741	50.65%
Total	**3,113,406**	**100.00%**	**$6,969,636,145**	**100.00%**

Source: Barclays
All numbers are as of October 31, 2014 and are non-audited

37 | January 2015

BARCLAYS

Barclays Dryrock Issuance Trust Characteristics (cont'd)

Composition by FICO Score

FICO Range	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
No Score	61,881	1.99%	$13,840,382	0.20%
Less than 600	112,101	3.60%	$260,969,534	3.74%
600 to 659	339,822	10.91%	$790,551,429	11.34%
660 to 719	673,657	21.64%	$2,046,419,876	29.36%
720 to 749	347,183	11.15%	$1,182,099,228	16.96%
750 and above	1,578,762	50.71%	$2,675,755,696	38.39%
Total	**3,113,406**	**100.00%**	**$6,969,636,145**	**100.00%**

Composition by Delinquency Status

Delinquency Status	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
Current	3,038,524	97.59%	$6,730,705,821	96.57%
1-30 days	36,065	1.16%	$103,051,067	1.48%
31-60 days	13,055	0.42%	$41,358,959	0.59%
61-90 days	8,632	0.28%	$30,702,278	0.44%
91-120 days	6,667	0.21%	$24,640,254	0.35%
121-150 days	5,595	0.18%	$21,265,897	0.31%
151-180+ days	4,868	0.16%	$17,911,868	0.26%
Total	**3,113,406**	**100.00%**	**$6,969,636,145**	**100.00%**

Composition by Accountholder Current Billing Address

State or Territory	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
CA	305,512	9.81%	$636,101,784	9.13%
NY	270,192	8.68%	$580,452,232	8.33%
PA	173,085	5.56%	$399,896,703	5.74%
FL	200,135	6.43%	$449,190,133	6.44%
NC	104,405	3.35%	$268,940,736	3.86%
TX	172,510	5.54%	$391,939,773	5.62%
MA	145,827	4.68%	$306,553,763	4.40%
NJ	129,268	4.15%	$288,194,316	4.13%
VA	97,254	3.12%	$233,996,155	3.36%
CO	116,609	3.75%	$297,948,216	4.27%
Other	1,398,609	44.92%	$3,116,422,333	44.71%
Total	**3,113,406**	**100.00%**	**$6,969,636,145**	**100.00%**

Source: Barclays
All numbers are as of October 31, 2014 and are non-audited
FICO scores are latest scores available as of October 31, 2014

38 | January 2015

BARCLAYS

Barclays Dryrock Issuance Trust Characteristics (cont’d) All numbers are as of October 31, 2014 and are non - audited Composition by PortfolioPortfolio Number of Accounts % of Total Number of Accounts Total Receivables % of Total Receivables LL Bean 653,794 21.00% $1,122,552,273 16.11% Apple 701,162 22.52% $961,254,850 13.79% US Airways 221,174 7.10% $711,886,030 10.21% Upromise 172,594 5.54% $689,173,442 9.89% Carnival Cruise Lines 249,852 8.03% $651,425,649 9.35% Republic Airways/Frontier Airlines 176,326 5.66% $433,350,276 6.22% Non Co-Branded 170,607 5.48% $351,034,016 5.04% Travel Rewards/Wyndham Hotels 121,738 3.91% $313,925,713 4.50% BlackCard 51,908 1.67% $287,037,607 4.12% RCI 68,524 2.20% $278,927,146 4.00% Priceline.com 135,189 4.34% $219,666,017 3.15% Ameriprise Financial Services 43,119 1.38% $195,947,569 2.81% Choice Hotels International 82,352 2.65% $159,117,902 2.28% BlueGreen 51,458 1.65% $142,541,959 2.05% Barnes & Noble 72,145 2.32% $115,489,851 1.66% NFL Properties 65,074 2.09% $109,002,310 1.56% Travelocity.com 32,018 1.03% $84,164,468 1.21% Miles & More/Lufthansa 22,772 0.73% $75,442,728 1.08% Princess Cruise Line 21,600 0.69% $67,696,339 0.97% Total 3,113,406 100.00% $6,969,636,145 100.00% Composition by Portfolio Source: Barclays 39 | January 2015